MADSEN & ASSOCIATES, CPAS, INC.                             684 East Vine St. #3
-------------------------------                               Murray, Utah 84107
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS     Telephone 801-268-2632
                                                                Fax 801-262-3978



March 23, 2006

United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4(a)(1) of Form 8-K dated March 20, 2006, of Gateway Distributors, Ltd. and are in agreement with the statements contained therein. Our audit report expressed a going concern. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.


Sincerely,


/s/ Madsen & Associates CPAs, Inc.